KEMPER RETIREMENT FUND SERIES I ("SERIES I")
                 KEMPER RETIREMENT FUND SERIES II ("SERIES II")
                KEMPER RETIREMENT FUND SERIES III ("SERIES III")
                 KEMPER RETIREMENT FUND SERIES IV ("SERIES IV")
                  KEMPER RETIREMENT FUND SERIES V ("SERIES V")
                 KEMPER RETIREMENT FUND SERIES VI ("SERIES VI")

                                     PART B:

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


ITEM 10. COVER PAGE

         Reference is made to the Cover Page in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith.

ITEM 11. TABLE OF CONTENTS

         Reference is made to the section entitled "Table of Contents" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith.

ITEM 12. GENERAL INFORMATION AND HISTORY

         Inapplicable.

ITEM 13. INVESTMENT OBJECTIVES AND POLICIES

         Reference is made to the sections entitled "Investment Restrictions" and "Investment Policies and Techniques" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith. In addition, neither Series I, Series II, Series III, Series IV, Series V nor Series VI borrowed as permitted by investment restriction number four during the latest fiscal year.

ITEM 14. MANAGEMENT OF THE FUND

         Reference is made to the sections entitled "Investment Manager and Underwriter" and "Officers and Trustees" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith, except for the following:

         The table below shows amounts paid to those trustees who are not designated "interested persons" during the Trust's 1998 fiscal year, except that the information in the last column is for calendar year 1997.

                                                                                             Total Compensation Kemper
Name of Trustee                             Aggregate Compensation From                      Funds Paid to Trustees(2)
---------------                             ----------------------------                     -------------------------
                                                  Series I - VI
                                                  -------------

James E. Akins                                        $17,700                                         $106,300
Arthur R. Gottschalk(1)                               $23,200                                         $121,100
Frederick T. Kelsey                                   $17,700                                         $111,300
Fred B. Renwick                                       $17,700                                         $106,300
John B. Tingleff                                      $17,700                                         $106,300
John G. Weithers                                      $17,700                                         $106,300


(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Trust. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds --

     Zurich Money Market Fund. The total deferred amount and interest accrued through July 31, 1998 for the Trust is $69,100 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 13 Kemper funds with 46 fund portfolios. Currently, these persons serve as Trustees or Directors for 15 Kemper funds for which the Adviser serves as investment manager, representing 51 fund portfolios. Total compensation does not reflect amounts paid by the Adviser to the trustees for meeting regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $42,800, $40,100, $39,000, $42,900,
     $42,900 and $42,900 for Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.

ITEM 15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Reference is made to the section entitled "Officers and Trustees" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith, except for the following:

         a. As of October 30, 1998, the trustees and officers of Registrant as a group owned less than 1% of the then outstanding shares of each series of Registrant.

         b. As of October 30, 1998, no person owned of record more than 5% of the shares of Series I, Series II, Series III, Series IV, Series V or Series VI except as noted below:

Name and Address                                           Percentage
----------------                                           ----------

                   Kemper Retirement Fund - Series I

Resources Trust Co. Ttee                                      5.99%
811 Main Street
Kansas, MO  64105

Donaldson Lufkin & Jenrette                                   5.94%
P.O. Box 2052
Jersey City, NJ  07303

Everen Clearing Corporation                                   5.60%
111 E. Kilbourn Avenue
Milwaukee, WI  53202

                   Kemper Retirement Fund - Series II

National Financial Services Corp.                             6.19%
200 Liberty Street
New York, NY  10281

                  Kemper Retirement Fund - Series III

National Financial Services Corp.                             5.34%
200 Liberty Street
New York, NY  10281

Donaldson Lufkin & Jenrette                                   5.74%
P.O. Box 2052
Jersey City, NJ  07303

                   Kemper Retirement Fund - Series IV

National Financial Services Corp.                             6.02%
200 Liberty Street
New York, NY  10281

Donaldson Lufkin & Jenrette                                   7.42%
P.O. Box 2052
Jersey City, NJ  07303

                   Kemper Retirement Fund - Series V

National Financial Services Corp.                             8.11%
200 Liberty Street
New York, NY  10281

Donaldson Lufkin & Jenrette                                   5.54
P.O. Box 2052
Jersey City, NJ  07303

                   Kemper Retirement Fund - Series VI

National Financial Services Corp.                            15.07%
200 Liberty Street
New York, NY  10281

Donaldson Lufkin & Jenrette                                   5.11%
P.O. Box 2052
Jersey City, NJ  07303

                  Kemper Retirement Fund - Series VII

National Financial Services Corp.                            14.32%
200 Liberty Street
New York, NY  10281

Donaldson Lufkin & Jenrette                                   5.25%
P.O. Box 2052
Jersey City, NJ  07303


ITEM 16. INVESTMENT ADVISORY AND OTHER SERVICES

         Reference is made to the section entitled "Investment Manager and Underwriter" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith, except for the following:

         a. During the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997 and the fiscal year ended June 30, 1996, Scudder Kemper received management fees from Series I aggregating $560,000, $591,000 and $539,000, respectively.

         b. During the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997 and the fiscal year ended June 30, 1996, Scudder Kemper received management fees from Series II aggregating $825,000, $906,000 and $862,000, respectively.

         c. During the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997 and the fiscal year ended June 30, 1996, Scudder Kemper received management fees from Series III aggregating $615,000, $657,000 and $623,000, respectively.

         d. During the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997 and the fiscal year ended June 30, 1996, Scudder Kemper received management fees from Series IV aggregating $651,000, $730,000 and $734,000, respectively.

         e. During the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997 and the fiscal year ended June 30, 1996, Scudder Kemper received management fees from Series V aggregating $657,000, $704,000 and $672,000, respectively.

         f. During the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997 and the fiscal year ended June 30, 1996, Scudder Kemper received management fees from Series VI aggregating $358,000, $332,000 and $152,000, respectively.

         g. During the fiscal year period ended July 31, 1998, KDI received administrative services fees from Series I, Series II, Series III, Series IV, Series V and Series VI aggregating $1,803,000 and paid service fees to firms in the amount of $1,791,000, including $21,000 paid to firms affiliated with KDI.

         h. During the fiscal year period ended July 31, 1998, Investors Fiduciary Trust Company remitted shareholder service fees in the amount of $519,000 to Kemper Service Company as Shareholder Service Agent for Series I, Series II, Series III, Series IV, Series V and Series VI.

ITEM 17. BROKERAGE ALLOCATION AND OTHER PRACTICES

         Reference is made to the section entitled "Portfolio Transactions" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith, except for the following:


         a. During the period from August 1, 1997 to July 31, 1998, Series I paid total portfolio brokerage commissions of $172,000 and of this amount, approximately 92% was allocated to broker-dealers on the basis of research information and during the thirteen-month period ended July 31, 1997 and fiscal year ended June 30, 1996, Series I paid portfolio brokerage commissions of $245,000 and $208,000, respectively.

         b. During the period from August 1, 1997 to July 31, 1998, Series II paid total portfolio brokerage commissions of $181,000 and of this amount, approximately 93% was allocated to broker-dealers on the basis of research information and during the thirteen-month period ended July 31, 1997 and fiscal year ended June 30, 1996, Series II paid portfolio brokerage commissions of $283,000 and $250,000, respectively.

         c. During the period from August 1, 1997 to July 31, 1998, Series III paid total portfolio brokerage commissions of $157,000 and of this amount, approximately 93% was allocated to broker-dealers on the basis of research information and during the thirteen-month period ended July 31, 1997 and fiscal year ended June 30, 1996, Series III paid portfolio brokerage commissions of $222,000 and $204,000, respectively.

         d. During the period from August 1, 1997 to July 31, 1998, Series IV paid total portfolio brokerage commissions of $153,000 and of this amount, approximately 93% was allocated to broker-dealers on the basis of research information and during the thirteen-month period ended July 31, 1997 and fiscal year ended June 30, 1996, Series IV paid portfolio brokerage commissions of $221,000 and $210,000, respectively.

         e. During the period from August 1, 1997 to July 31, 1998, Series V paid total portfolio brokerage commissions of $167,000 and of this amount, approximtely 92% was allocated to broker-dealers on the basis of research information and during the thirteen-month period ended July 31, 1997 and fiscal year ended June 30, 1996, Series V paid portfolio brokerage commissions of $244,000 and $212,000, respectively.

         f. During the period from August 1, 1997 to July 31, 1998, Series VI paid total portfolio brokerage commissions of $75,000 and of this amount, approximately 93% was allocated to broker-dealers on the basis of research information and during the thirteen-month period ended July 31, 1997 and fiscal year ended June 30, 1996, Series VI paid portfolio brokerage commissions of $105,000 and $49,000, respectively.


ITEM 18. CAPITAL STOCK AND OTHER SECURITIES

         Reference is made to the sections entitled "Dividends and Taxes" and "Shareholder Rights" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith.

ITEM 19. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Reference is made to the section entitled "Purchase and Redemption of Shares" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith, except that shares of Series I, Series II, Series III, Series IV, Series V and Series VI are no longer available for purchase.

ITEM 20. TAX STATUS

         Reference is made to the section entitled "Dividends and Taxes" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith.

ITEM 21. UNDERWRITERS

         Reference is made to the section entitled "Investment Manager and Underwriter" in the Kemper Retirement Fund Series VII Statement of Additional Information filed herewith, except for the following:

         a. During the period from November 15, 1993 to June 30, 1994 and the fiscal year ended June 30, 1995, KDI retained underwriting commissions with respect to Series V of $344,000 and $300,000, respectively, after allowing $2,933,000 and $2,993,000, respectively, as commissions to firms, including $381,000 and $434,000, respectively, paid to firms affiliated with KDI.

         b. For the fiscal year ended July 31, 1998, the thirteen month period ended July 31, 1997, and the fiscal year ended June 30, 1996, KDI retained underwriting commissions with respect to Series VI of $0, $96,000 and $214,000, respectively, after allowing $0, $736,000, and $1,755,000, respectively, as commissions to firms including $0, $0 and $211,000, respectively, paid to firms affiliated with KDI.

ITEM 22. CALCULATION OF PERFORMANCE DATA

         Inapplicable.

ITEM 23. FINANCIAL STATEMENTS

         Attached.

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 30, 1998


                        KEMPER RETIREMENT FUND SERIES VII
            222 SOUTH RIVERSIDE PLAZA STREET, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048




This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Kemper Retirement Fund Series VII (the "Fund") dated November 30, 1998. The prospectus may be obtained without charge from the Fund and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov). The Fund is a series of Kemper Target Equity Fund.



                                TABLE OF CONTENTS



Investment Restrictions.......................................................2
Investment Policies and Techniques............................................3
Dividends and Taxes..........................................................10
Performance..................................................................13
Investment Manager and Underwriter...........................................15
Portfolio Transactions.......................................................17
Purchase and Redemption of Shares............................................18
Officers And Trustees........................................................19
Shareholder Rights...........................................................22


The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Report accompanies this document.

Investment Restrictions

Kemper Target Equity Fund (the "Trust") has adopted the following fundamental investment restrictions which cannot be changed with respect to Kemper Retirement Fund Series VII (the "Fund"), without approval of a "majority" of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

The Fund may not, as a fundamental policy:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of voting securities of any issuer.

     (3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

     (5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

     (6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

     (7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

     (8) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

     (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

     (10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (11) Issue senior securities as defined in the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number (4) in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval.

The Fund may not, as a non-fundamental policy:

     (i)  Purchase   securities  of  other  investment   companies,   except  in
          connection with a merger, consolidation, reorganization or acquisition of assets.

     (ii) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

     (iii) Invest for the purpose of exercising control or management of another issuer.

Investment Policies and Techniques

General. The Fund may invest in Zero Coupon Treasuries and Equity Securities (as defined in the prospectus) and engage in futures, options and other derivatives transactions and other investment techniques in accordance with its investment objectives and policies. See "Investment Objectives, Policies and Risk Factors" in the prospectus. Supplemental information concerning the Fund's investments and certain investment techniques is set forth below.

Zero Coupon Treasuries. There are currently two basic types of zero coupon securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security paying no interest. Zero coupon securities of the U.S. Government and certain of its agencies and instrumentalities and of private corporate issuers are currently available, although the Fund will purchase only those that represent direct obligations of the U.S. Government.

Zero coupon securities of the U.S. Government that are currently available are called STRIPS (Separate Trading of Registered Interest and Principal of Securities) or CUBES (Coupon Under Book-Entry Safekeeping). STRIPS and CUBES are issued under programs introduced by the U.S. Treasury and are direct obligations of the U.S. Government. The U.S. Government does not issue zero coupon securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market stripping of selected Treasury notes and bonds into individual interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. However, a purchaser of those notes and bonds who has access to a book-entry account at a Federal Reserve bank may separate the specified Treasury notes and bonds into individual interest and principal components. The selected Treasury securities may thereafter be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. The Federal Reserve does not charge a fee for this service; however, the book-entry transfer of interest or principal components is subject to the same fee schedule generally applicable to the transfer of Treasury securities.

Under the program, in order for a book-entry Treasury security to be separated into its component parts, the face amount of the security must be an amount which, based on the stated interest rate of the security, will produce a semi-annual interest payment of $1,000 or a multiple of $1,000. Once a book-entry security has been separated, each interest and principal component may be maintained and transferred in multiples of $1,000 regardless of the face amount initially required for separation or the resulting amount required for each interest payment.

CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from Treasury notes and bonds, but which were deposited with the Federal Reserve and are now carried and transferable in book-entry form only. Only stripped Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

Investment banks may also strip Treasury securities and sell them under proprietary names. These securities may not be as liquid as STRIPS and CUBES and the Fund has no present intention of investing in these instruments.

STRIPS and CUBES are purchased at a discount from $1,000. Absent a default by the U.S. Government, a purchaser will receive face value for each of the STRIPS and CUBES provided the STRIPS and CUBES are held to their due dates. While STRIPS and CUBES can be purchased on any business day, they all currently come due on February 15, May 15, August 15 or November 15.

Financial Futures Contracts. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time the Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its assets.

Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. The Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities" below. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities. The Fund may invest in put and call options on securities. The Fund will only invest in options which are traded on securities exchanges and for which it pays a premium (cost of option). The Fund may enter into closing transactions, exercise its options or permit them to expire. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund may purchase spread options which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. Options traded on national securities exchanges are issued by The Options Clearing Corporation.

In effect, the buyer of a put option who also owns the related security is protected by ownership of the put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to sell that security.

At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the security, this being the cost of the call option plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund would be at risk only for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

When the Fund purchases a call option it pays a premium. The Fund will benefit only if the market price of the related investment is above the call price plus the premium during the exercise period and the call is either exercised or sold at a profit. If it is not exercised or sold, it will become worthless at its expiration date and the Fund will lose its premium payment. If the Fund buys a put option, it also pays a premium. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date.

Options on Securities Indices. The Fund also may purchase call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market) rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors. Therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Regulatory Restrictions. To the extent required to comply with applicable regulation, when purchasing a futures contract, or entering into a forward foreign currency exchange purchase, the Fund will maintain eligible securities in a segregated account. The Fund will use cover in connection with selling a futures contract.

The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase.

Foreign Securities. Although the Fund will invest primarily in securities that are publicly traded in the United States, it has the discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. The Fund currently limits investment in foreign securities not publicly traded in the United States to less than 10% of its total assets. As discussed below, American Depository Receipts are publicly traded in the United States and, therefore, are not subject to the preceding limitation. The Fund intends to invest in foreign securities that are not publicly traded in the United States only when the potential benefits to the Fund are deemed to outweigh the risks.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for foreign securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. Settlement of Foreign Securities trades may take longer and present more risk than for domestic securities. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Emerging  Markets.  While the  Fund's  investments  in foreign  securities  will principally be in developed countries, the Fund may invest a portion of its assets in countries considered by the Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the cost and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Depository Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). For many foreign securities, there are U.S. Dollar-denominated ADRs, which are bought and sold in the United States and are generally issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in securities of foreign issuers in the form of European Depository Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Foreign Currency Transactions. As indicated above (see "Foreign Securities"), the Fund may invest a limited portion of its assets in securities denominated in foreign currencies. The value of the assets of the Fund invested in such securities as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit gains which might result from a positive change in such currency relationships.

When the Fund's investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It is extremely difficult to forecast short-term currency market movements, and whether such a short-term hedging strategy would be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract.

Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any gain which might result should the value of such currency increase. The Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests.

The Fund does not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund does not intend to enter into forward contracts for the purchase of a foreign currency if the Fund would have more than 5% of the value of its total assets committed to such contracts. The Fund segregates eligible securities to the extent required by applicable regulations in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. The Fund generally does not enter into a forward contract with a term longer than one year.

The Fund may also hedge its foreign currency exchange rate risk by engaging in foreign currency financial futures transactions and by purchasing foreign currency options. A foreign currency call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Through the purchase or sale of foreign currency financial futures contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and perhaps at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. For additional information concerning options transactions and financial futures transactions, please see "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus and related subsections above under "Investment Policies and Techniques."

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. The Fund currently does not intend to invest more than 5% of its net assets in repurchase agreements during the current year.

Short Sales Against-the-box. The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities or other assets sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Dividends and Taxes

Dividends. The Fund will normally distribute annual dividends of net investment income and any net realized short-term and long-term capital gains. The Fund may at any time vary the foregoing dividend practice and, therefore, reserves the right from time to time either to distribute or to retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees determines appropriate under then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds. As reflected in the prospectus (see "Dividends and Taxes"), shareholders must reinvest all dividends and hold their shares until the Maturity Date in order to be assured of the benefit of the Fund's Investment Protection.

Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, a Fund generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) if the individual is an active participant in an employee retirement plan and the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.

Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed in the prospectus under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of another Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

Performance

As described in the prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below.

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.


           Average Annual Total Return for period ended July 31, 1998
                     (Adjusted for the maximum sales charge)
                     ---------------------------------------

                                                1-Year        Life of
                                                ------        -------
                                                              Fund^(1)
                                                              -------

       Kemper Retirement Fund Series VII         4.25%         10.47%

             (1)  For  the  period  beginning  May  1,  1997   (commencement  of
                  operations).


Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

The Fund's performance figures are based upon historical results and are not representative of future performance. The Fund's shares are sold at net asset value plus a maximum sales charge of 5.0% of the offering price. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.


Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of the Fund to the performance of two indexes, such as the Russell 1000(R) Growth Index, the Standard & Poor's 500 Stock Index, the Wilshire 750 Mid-Cap Growth Index, and the Consumer Price Index. The Russell 1000(R) Growth Index is an unmanaged index of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's 500 Stock Index is an unmanaged index of common stocks which is considered to be generally representative of the U.S. stock market. The market prices and yields of those stocks will fluctuate. The Wilshire 750 Mid-Cap Growth Index is an unmanaged index that generally represents the performance of mid-size capitalization stocks during various market conditions. The Consumer Price Index is generally considered to be a measure of inflation.

Investors may want to compare the performance of a Portfolio to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

From time to time the Fund may include in its sales communications, ranking and rating information received from various organizations, to include but not be limited to, ratings from Morningstar, Inc. and rankings from Lipper Analytical Services, Inc.


Investment Manager and Underwriter


Investment Manager. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement, Scudder Kemper acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while the principal underwriter pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. Kemper Retirement Fund Series I, Series II, Series III, Series IV, Series V and Series VI (which are no longer being offered), and the Fund are each subject to investment management agreements. The Trust's expenses are generally allocated among the series on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series are charged to that series.

The Fund pays Scudder Kemper an investment management fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Fund. Scudder Kemper has agreed to reimburse the Fund to the extent required by applicable state expense limitations should all operating expenses of the Fund, including the investment management fees of Scudder Kemper but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. Currently, there are no state expense limitations in effect.

The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The investment management agreement continues in effect from year to year for each series subject to the agreement so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and
(b) by the shareholders of each series or the Board of Trustees. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a series with respect to that series, and will terminate automatically upon assignment. If continuation is not approved for a series, the investment management agreement nevertheless may continue in effect for the series for which it is approved and Scudder Kemper may continue to serve as investment manager for the series for which it is not approved to the extent permitted by the Investment Company Act of 1940. The management fee and the expense limitation are computed based upon the average daily net assets of all series subject to the agreement and are allocated among such series based upon the relative net assets of each such series. Additional series are subject to different agreements. Pursuant to the investment management agreement, the Fund incurred investment management fees of $76,000, $1,000 and $1,000 for the fiscal year ended July 31, 1998, month ended July 31, 1997 and period from May 1, 1997 (commencement of operations) to June 30, 1997, respectively.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Fund, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Principal Underwriter. Kemper Distributors, Inc. ("KDI"), a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter for shares of the Trust and acts as agent of the Trust in the continuous offering of its shares. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months' notice and continuation, amendment and termination need not be on a series by series basis.

As principal underwriter for the Fund for the fiscal year ended July 31, 1998, KDI retained commissions of $96,000 after allowing $853,000 as commissions to firms of which $0 was paid to firms affiliated with KDI. For the month ended July 31, 1997, KDI retained commissions of $71,000 after allowing $8,000 as commission to firms of which $0 was paid to firms affiliated with KDI. For the period from May 1, 1997 (commencement of operations) to June 30, 1997, KDI retained commission of $8,000 after allowing $71,000 as commissions to firms, of which $0 was paid to firms affiliated with KDI.

Administrative Services. Administrative services are provided to the Trust under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Trust, including the payment of any service fees. The Trust pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of the Trust.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Trust. The firms shall provide such office space and equipment, telephone facilities and personnel as is necessary or appropriate for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Trust, and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays such firms a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Trust accounts that they maintain and service commencing with the month after investment. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Trust. Currently, the administrative services fee payable to KDI is based only upon Trust assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fees that it receives from the Trust to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Trust while this procedure is in effect would depend upon the proportion of Trust assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees of the Trust, in its discretion, may approve basing the fee to KDI on all Trust assets in the future.

For the fiscal year ended July 31, 1998, the Fund incurred an administrative services fee of $38,000, of which KDI paid $39,000 to firms. For the month ended July 31, 1997, the Fund incurred an administrative services fee of $1,000, of which KDI paid $0 to firms. For the period from May 1, 1997 (commencement of operations) to June 30, 1997, the Fund incurred an administrative services fee of $1,000, of which KDI paid $0 to firms.

Certain trustees or officers of the Trust are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Trust maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Trust held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Trust's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Fund, and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives from the Fund as transfer agent, and pays to KSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund.

IFTC remitted shareholder service fees in the amount of $18,000, $0 and $0 to the Shareholder Service Agent for the fiscal year ended July 31, 1998, the month ended July 31, 1997, and the period from May 1, 1997 (commencement of operations) to June 30, 1997, respectively.


Independent Auditors and Reports to Shareholders. The Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Portfolio Transactions

Allocation of brokerage is supervised by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. In effecting transaction in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investors Services, Inc. ("SIS"), which is a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

The Trustees review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


For the period from August 1, 1997 to June 1, 1998, the Fund paid portfolio brokerage commissions of $19,000; and of this amount approximately 94% was allocated to broker-dealer firms either on the basis of research information or sales of Kemper Mutual Fund shares. For the month ended July 31, 1997, the Fund paid portfolio brokerage commissions of $0. For the period from May 1, 1997 (commencement of operations) to June 30, 1997, the Fund paid portfolio brokerage commissions of $1,000; and of this amount 97% was allocated to broker-dealer firms either on the basis of research information or sales of Kemper Mutual Fund shares.



Purchase and Redemption of Shares

During the Offering Period described in the prospectus (see "Purchase of Shares"), Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus a sales charge as described in the Fund's prospectus. The minimum initial investment is $1,000 and the minimum subsequent investment is $100, but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums.

An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time; provided, however, shareholders who hold their shares to the Maturity Date and reinvest their dividends will receive the benefit of the Fund's Investment Protection.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's prospectus.

Scheduled variations in or the elimination of the sales charge for purchases by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales-related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

Officers And Trustees


The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Adviser., the Fund's principal underwriter, are as follows:

JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia.

ARTHUR R. GOTTSCHALK (2/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp.

FREDERICK T. KELSEY (4/25/27), Trustee, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; Trustee of the Pilot Funds.

DANIEL  PIERCE   (3/18/34),   Trustee*,   Two   International   Place,   Boston,
Massachusetts; Managing Director, Adviser.

FRED B. RENWICK (2/1/30), Trustee , 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Investment Program, Inc.; Director, the Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church of America.

JOHN B. TINGLEFF (5/4/35), Trustee, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

EDMOND D.  VILLANI  (3/4/47),  Trustee*,  345 Park Avenue,  New York,  New York:
President, Chief Executive Officer and Managing Director, Adviser.

JOHN G. WEITHERS (8/8/33), Trustee, 311 Springlake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

STEVEN H. REYNOLDS (9/11/43), Vice President*, 222 South Riverside Plaza, Chicago, Illinois, Executive Vice President and Chief Investment Officer -- Equities, Adviser.

TRACY McCORMICK CHESTER (9/27/54), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Adviser; formerly, Senior Vice President and Portfolio Manager for Fiduciary Management; prior thereto, managed private accounts.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser.


*    Interested persons as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Funds' 1998 fiscal year, except that the information in the last column is for calendar year 1997.



                                                                            Total Compensation Kemper
Name of Trustee                Aggregate Compensation From Fund             Funds Paid to Trustees(2)
---------------                --------------------------------             -------------------------


James E. Akins                               $200                                   $106,300
Arthur R. Gottschalk(1)                      $100                                   $121,100
Frederick T. Kelsey                          $200                                   $111,300
Fred B. Renwick                              $200                                   $106,300
John B. Tingleff                             $200                                   $106,300
John G. Weithers                             $200                                   $106,300

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Trust. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. The total deferred amount and interest accrued through July 31, 1998 for the Trust is $78,000 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 13 Kemper funds with 46 fund portfolios. Currently, these persons serve as Trustees or Directors for 15 Kemper funds with 51 fund portfolios. Total compensation does not reflect amounts paid by the Adviser to the trustees for meeting regarding the combination of Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. Such amounts totaled $42,800, $40,100, $39,000, $42,900,
     $42,900 and $42,900 for Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.

As of October 30, 1998, the trustees and officers as a group owned less than 1% of the outstanding shares of any series of the Trust and no person owned of record 5% or more of the shares of Series VII except as noted below:


Name and Address                                                 Percentage
----------------                                                 ----------


ABN AMRO Incorporated                                              5.10%
P.O. Box 6108
Chicago, IL
                                                                   5.25%
Donaldson Lufkin & Jenrette
P.O. Box 2052
Jersey City, NJ

BHC Securities, Inc.                                               8.24%
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA
                                                                  14.32%
National Financial Services Corp.
1515 Attleboro Avenue
Springfield, OH

Shareholder Rights


The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Trust, a series or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper and KDI as remote and not material, since it is limited to circumstances in which a
disclaimer  is  inoperative   and  the  Trust  itself  is  unable  to  meet  its
obligations.